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                                                                   As of 4/1/96

Monogram Credit Card Bank of Georgia
7840 Roswell Road
Atlanta, Georgia 30350

Gentlemen:

         Reference is made to the letter by and among Signature Financial/Marketing, Inc. ("Signature"), Montgomery Ward Credit Corporation ("MWCC") and Montgomery Ward & Co., Incorporated ("MW"), dated June 24, 1988 to which is attached an outline relating to a proposed Signature-MWCC Servicing Agreement (the "Outline"), and the amendments to that letter dated (respectively) September 14, 1988, May 23, 1992, June 16, 1994 and as of January 1, 1994 (collectively, the "Amendments").

         WHEREAS, MWCC heretofore provided revolving credit accessed by a credit card to persons ("Cardholders") in order to make purchases from MW and certain of MW's affiliates and licensees, including Signature; and

         WHEREAS, MWCC furnishes certain services to Signature as specified in the Outline, in return for which Signature pays MWCC certain fees; and

         WHEREAS, Monogram Credit Card Bank of Georgia ("Monogram") has entered into a Bank Credit Card Program Agreement with MW, dated as of April 1, 1996, as amended, restated, modified, supplemented or replaced ("Bank Credit Card Program Agreement") pursuant to which Monogram shall be providing revolving credit advances to Cardholders accessed by a credit card in order to allow such Cardholders to make purchases from MW and certain of its affiliates and licensees, including Signature; and

         WHEREAS, MWCC, Monogram and Signature recognize and desire that the services previously provided by MWCC for Signature should now be provided by Monogram, and that payment for such services be made by Signature to Monogram;

         NOW, THEREFORE, in consideration of these premises, the parties hereto covenant and agree as follows:

         1. Monogram shall, as of April 1, 1997, provide to Signature the same services that were being provided by MWCC and Monogram shall continue to do so until the Bank Credit Card Program Agreement terminates. Monogram may provide such services through a designee.

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         2.   Signature shall, as of April 1, 1996, pay to Monogram the fees it has been paying MWCC as specified in the Outline, as modified by amendment, dated May 23, 1992, and Signature shall continue to do so until the Bank Credit Card Program Agreement terminates.

         3. Paragraph 3 in the Third Amendment to Exhibits A & B, dated as of January 1, 1994, entitled "Payment Regarding Finance Charges" ("Paragraph 3"), is void and shall have no force or effect. For the avoidance of doubt, it is understood and agreed that no payments under Paragraph 3 (including with respect to all time periods prior to the date hereof) shall be owed to Signature at any time.

         4. This letter replaces the letter by and among Signature, MWCC, and MW, dated June 24, 1988, the Outline and the Amendments, all of which shall be of no further force or effect.

Dated:   December 20, 1996


                                       Very truly yours,

                                       SIGNATURE FINANCIAL/
                                       MARKETING, INC.


                                       By:
                                            --------------------------------

Acknowledge and Agreed To:

MONTGOMERY WARD CREDIT CORPORATION


By:
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MONOGRAM CREDIT CARD BANK OF GEORGIA

By:
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MONTGOMERY WARD & CO., INCORPORATED

By:
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